ACTIGA CORPORATION

SUBSCRIPTION AGREEMENT

The undersigned (hereinafter “Subscriber”) hereby confirms his/her/its subscription for the purchase of a 12% unsecured note with an option to convert (the “Note”) of Actiga Corporation, a Nevada corporation (“Actiga” or the “Company”). The Note in the amount of $_____is convertible into shares of common stock of Actiga, par value $0.001 per share (“Common Stock”).  The Notes and the Common Stock underlying the Notes (the “Underlying Shares”) are sometimes referred to as the “Securities”.

The Company and Subscriber are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D (“Regulation D”) as promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the "Act") and Section 4(2) of the Act.

In connection with this subscription, Subscriber and the Company agree as follows:

1. Purchase and Sale of the Securities.

(a) The Company hereby agrees to issue and to sell to Subscriber, and Subscriber hereby agrees to purchase from the Company, a Note for the aggregate subscription amount set forth on the signature page hereto. Upon acceptance of this Subscription Agreement by the Company, the Company shall issue and deliver to Subscriber the Note subscribed for against payment in U.S. Dollars of the Purchase Price (as defined below).

(b) Subscriber has hereby delivered and paid concurrently herewith the purchase price (the “Purchase Price”) set forth on the signature page hereof required to purchase the Note subscribed for hereunder which amount has been paid in U.S. Dollars by wire transfer or a certified check.

(c) At the closing of this transaction (the “Closing”), (1) the Company shall deliver to or as directed by Subscriber: (i) a Note to be issued to Subscriber and (ii) all other instruments and writings required to have been delivered at or prior to the Closing by the Company pursuant to this Agreement (collectively the “Related Agreements”); and (2) the Subscriber shall deliver or cause to be delivered to the Company: (i) by certified check or wire transfer of immediately available funds in accordance with the Company's written wire instructions, the Purchase Price, and (ii) all documents, instruments and writings required to have been delivered at or prior to the Closing by Subscriber pursuant to this Agreement.

(d) Subscriber understands and acknowledges that this subscription is part of a proposed placement by the Company of up to $1,000,000 of Notes (the “Placement”), which offering is being made on a “best efforts” basis with no minimum amount.

2. Representations and Warranties of Subscriber. Subscriber represents and warrants to the Company as follows:

(a) At the time Subscriber was offered the Securities, Subscriber was, and on the date Subscriber receives the Securities will be, an “accredited investor” as defined by Rule 501 under the Act, and Subscriber is capable of evaluating the merits and risks of Subscriber’s investment in the Company and has the capacity to protect Subscriber’s own interests.

(b) Subscriber understands that the Securities are not presently registered, but Subscriber is entitled to certain rights with respect to the registration of certain of the Underlying Shares (set forth on the Note).

(c) The Securities are being purchased by Subscriber for investment purposes for the Subscriber’s own account, and not with a view to distribution or resale, nor with the intention of selling, transferring, granting any participation in or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstances; and that an investment in the Securities is not a liquid investment.

(d) Subscriber acknowledges and understands that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available. Subscriber is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of common stock purchased in a private placement subject to the satisfaction of certain conditions.

(e) Subscriber acknowledges that Subscriber has had the opportunity to ask questions of, and receive answers from the Company or any person acting on its behalf concerning the Company and its business and to obtain any additional information, to the extent possessed by the Company (or to the extent it could have been acquired by the Company without unreasonable effort or expense) necessary to verify the accuracy of the information received by Subscriber. In connection therewith, Subscriber acknowledges that Subscriber has had the opportunity to discuss the Company’s business, management and financial affairs with the Company’s management or any person acting on its behalf. Without limiting the generality of the foregoing, Subscriber has been furnished with or has had the opportunity to acquire, and to review all information, both written and oral, that it desires with respect to each of the Company’s business, management, financial affairs and prospects. In determining whether to make this investment, Subscriber has relied solely on Subscriber’s own knowledge and understanding of the Company and its business based upon Subscriber’s own due diligence investigations and the information furnished pursuant to this paragraph. Subscriber understands that no person has been authorized to give any information or to make any representations which were not furnished pursuant to this paragraph and Subscriber has not relied on any other representations or information.

(f) Subscriber has all requisite legal and other power and authority to execute and deliver this Subscription Agreement and to carry out and perform Subscriber’s obligations under the terms of this Subscription Agreement. This Subscription Agreement constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principals of equity, whether such enforcement is considered in a proceeding in equity or law.

(g) Subscriber has carefully read this Subscription Agreement, the Risks Factors contained in the Term Sheet, the Company’s Quarterly Reports, Annual Report and any other Report filed with the SEC pursuant to the Securities Exchange Act of 1934 and Subscriber has accurately completed the Purchaser Questionnaire.

(h) Subscriber has carefully considered and has discussed with the Subscriber’s professional legal, tax, accounting and financial advisors, to the extent the Subscriber has deemed necessary, the suitability of this investment and the transactions contemplated by this Subscription Agreement for the Subscriber’s particular federal, state, local and foreign tax and financial situation and has determined that this investment and the transactions contemplated by this Subscription Agreement are a suitable investment for the Subscriber. Subscriber relies solely on such advisors and not on any statements or representations of the Company or any of its agents. Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Subscription Agreement. Subscriber understands the risk with respect to the Securities set forth in the “Risk Factors” section of the Term Sheet.

(i) This Subscription Agreement and the Confidential Purchaser Questionnaire that accompanies this Subscription Agreement (the “Purchaser Questionnaire”) do not contain any untrue statements of material facts or omit any material facts concerning Subscriber.

(j) There are no actions, suits, proceedings or investigations pending against Subscriber or Subscriber’s properties before any court or governmental agency (nor, to Subscriber’s knowledge, is there any threat thereof) which would impair in any way Subscriber’s ability to enter into and fully perform Subscriber’s commitments and obligations under this Subscription Agreement or the transactions contemplated hereby.

(k) The execution, delivery and performance of and compliance with this Subscription Agreement, and the issuance of the Notes will not result in any material violation of, or conflict with, or constitute a material default under, any of Subscriber’s articles of incorporation or bylaws, if applicable, or any of Subscriber’s material agreements nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Subscriber or the Notes.

(l) Subscriber acknowledges that the Notes are speculative and involve a high degree of risk and that Subscriber can bear the economic risk of the purchase of the Notes, including a total loss of his/her/its investment.

(m) Subscriber acknowledges that he/she/it has carefully reviewed and considered the risk factors discussed in the Risk Factors section of the Term Sheet.

(n) Subscriber recognizes that no federal, state or foreign agency has recommended or endorsed the purchase of the Notes.

(o) Subscriber is aware that the Securities are and will be, when issued, “restricted securities” as that term is defined in Rule 144 of the general rules and regulations under the Act.

(p) Subscriber understands that any and all certificates representing the Notes and any and all securities issued in replacement thereof, in connection with the conversion or exercise thereof or in exchange therefor shall bear the following legend or one substantially similar thereto, which Subscriber has read and understands:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THIS CORPORATION, IS AVAILABLE.”

(q) In addition, the certificates representing the Notes, and any and all securities issued in replacement thereof or in exchange therefor, shall bear such legend as may be required by the securities laws of the jurisdiction in which Subscriber resides.

(r) Because of the restrictions imposed on resale, Subscriber understands that the Company shall have the right to note stop-transfer instructions in its stock transfer records, and Subscriber has been informed of the Company’s intention to do so. Any sales, transfers, or any other dispositions of the Securities by Subscriber, if any, will be in compliance with the Act.

(s) Subscriber acknowledges that Subscriber has such knowledge and experience in financial and business matters that he/she/it is capable of evaluating the merits and risks of an investment in the Notes and of making an informed investment decision.

(t) Subscriber represents that: (i) Subscriber is able to bear the economic risks of an investment in the Notes and to afford the complete loss of the investment; and (ii) (A) Subscriber could be reasonably assumed to have the capacity to protect his/her/its own interests in connection with this subscription; or (B) Subscriber has a pre-existing personal or business relationship with either the Company or any affiliate thereof of such duration and nature as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the Company or such affiliate and is otherwise personally qualified to evaluate and assess the risks, nature and other aspects of this subscription.

(u) Subscriber further represents that the address set forth below is his/her principal residence (or, if Subscriber is a company, partnership or other entity, the address of its principal place of business); that Subscriber is purchasing the Notes for Subscriber’s own account and not, in whole or in part, for the account of any other person; Subscriber is purchasing the Notes for investment and not with a view to resale or distribution; and that Subscriber has not formed any entity for the purpose of purchasing the Notes.

(v) Subscriber understands that the Company shall have the unconditional right to accept or reject this subscription, in whole or in part, for any reason or without a specific reason, in the sole and absolute discretion of the Company (even after receipt and clearance of Subscriber’s funds). This Subscription Agreement is not binding upon the Company until accepted by an authorized officer of the Company. In the event that the subscription is rejected, then Subscriber’s subscription funds will be returned without interest thereon or deduction therefrom.

(w) Subscriber represents that Subscriber is not subscribing for Notes as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the Internet, television or radio or presented at any seminar or meeting.

(x) Subscriber has not been furnished with any oral representation or oral information in connection with the offering of the Securities that is not contained in the Term Sheet, Note and this Subscription Agreement.

(y) No representations or warranties have been made to Subscriber by the Company or its officers, employees, agents, affiliates, or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for the Notes the Subscriber is not relying upon any representations other than those contained in this Subscription Agreement or the Note.

(z) Subscriber represents and warrants, to the best of its knowledge, that no finder, broker, agent, financial advisor or other intermediary, nor any purchaser representative or any broker-dealer acting as a broker, is entitled to any compensation in connection with the transactions contemplated by this Subscription Agreement.

(aa) Subscriber represents and warrants that Subscriber has: (i) not distributed or reproduced this Subscription Agreement, the Term Sheet or the Notes (collectively, the “Offering Documents”), in whole or in part, at any time, without the prior written consent of the Company, and (ii) kept confidential the existence of the Offering Documents and the information contained therein or otherwise made available to Subscriber in connection with any further investigation of the Company and (iii) refrained and shall refrain from trading in any publicly traded securities of the Company for so long as such recipient has been in possession of the material non-public information contained in this Subscription Agreement, Note, Term Sheet or related transaction documents.

3. Representations and Warranties of the Company. The Company understands, agrees with, and represents and warrant to Subscriber as follows:

(a) The Company is a corporation duly organized and existing, and in good standing under the laws of the jurisdiction in which it is incorporated and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except as would not have a material adverse effect on the business and financial condition of the Company, taken as a whole (a “Material Adverse Effect”).

(b) The Company has the requisite corporate power and authority to: (i) enter into and perform its obligations under this Agreement in accordance with the terms hereof, (ii) enter into and perform their obligations under the Note and the Related Agreements and (iii) to issue the Note and the Common Stock issuable upon conversion of the Note in accordance with the terms thereof. The execution, delivery and performance of the Note and the Related Agreements, and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company or its Board of Directors, or its stockholders, or its debtholders is required. The Notes sold at the Closing have been duly and validly authorized, executed and delivered by the Company. The Notes (when issued) and the Related Agreements constitute the valid and binding obligations of the Company enforceable against it in accordance with its respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting, generally, the enforcement of creditors’ rights and remedies or by other equitable principles of general application. The Company (and its legal counsel) has examined the Notes and is satisfied in its sole discretion that the Notes are being issued in accordance with the provisions of Regulation D (“Regulation D”) as promulgated by the SEC under the Act.

(c) The Company has provided to Subscriber financial statements for the periods ended December 31, 2007 and December 31, 2006 (the “Financial Statements”). As of their respective dates, none of the Financial Statements contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

4. Covenants.

(a) Certain Securities Law Disclosures. The Company shall: (i) timely file with the SEC a Form D promulgated under the Act or, as appropriate, an amendment to Form D, as required under Regulation D and provide a copy thereof to Subscriber promptly after the filing thereof, and (ii) timely file all necessary State “blue sky” filings in connection herewith.

(b) Reservation of Shares. The Company shall at all times while the Notes are outstanding keep in reserve a sufficient number of shares of its Common Stock issuable in connection with conversion of the Notes. If at any time, the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Notes, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase the number of authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, using its best efforts to obtain the requisite stockholder approval necessary to increase the number of authorized shares of Common Stock.

(c) Integration. The Company shall not itself and shall use its best efforts to ensure that no affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security that would be integrated with the offer or sale of the Notes in a manner that would require the registration under the Act of the issue, offer or sale of the Notes to Subscriber.

5. Indemnification. Subscriber agrees to indemnify and hold harmless the Company and its respective officers, directors, employees, stockholders, agents, counsel and affiliates, and any person acting on behalf of the Company (“Indemnitees”), from and against any and all damage, loss, liability, cost and expense (including reasonable attorneys’ fees) (“Loss”) which any of them may incur by reason of the failure by Subscriber to fulfill any of the terms and conditions of this Subscription Agreement, or by reason of any breach of the representations and warranties made by Subscriber herein, or in any other document provided by Subscriber to the Company. All representations, warranties and covenants of each of Subscriber and the Company contained herein shall survive the acceptance of this subscription.

6. Miscellaneous.

(a) Subscriber agrees not to transfer or assign this Subscription Agreement or any of Subscriber’s interest herein and further agrees that the transfer or assignment of the Notes acquired pursuant hereto shall be made only in accordance with the Offering Documents and all applicable laws.

(b) Subscriber agrees that Subscriber cannot cancel, terminate, or revoke this Subscription Agreement or any agreement of Subscriber made hereunder, and this Subscription Agreement shall survive the death or legal disability of Subscriber and shall be binding upon Subscriber’s heirs, executors, administrators, successors, and permitted assigns.

(c) Subscriber has read and has accurately completed this entire Subscription Agreement.

(d) This Subscription Agreement and the Note constitute the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a written execution by all parties.

(e) Subscriber acknowledges that it has been advised to consult with his/her/its own attorney regarding this subscription and Subscriber has done so to the extent that Subscriber deems appropriate.

(f) Any notice or other document required or permitted to be given or delivered to the Company shall be in writing and sent by registered or certified mail with return receipt requested (postage prepaid) to:

If to the Company, at:

Actiga Corporation
871 Marlborough Avenue, Suite 100
Riverside, CA 92507
Attn: Dale Hutchins
Tel: 951-786-9474

with a copy (which shall not constitute notice) to:

Douglas S. Ellenoff, Esq.
Ellenoff Grossman & Schole, LLP
150 East 42nd Street
New York, NY 10017
Tel. (212) 370-1300; Fax. (212) 370-7889

Any notice or other document required or permitted to be given or delivered to the Subscriber shall be in writing and sent by (a) email to the Subscriber’s email address as set forth on the signature page of this Subscription Agreement or such other address as it shall have specified to the Company in writing (b) by registered or certified mail with return receipt requested (postage prepaid) to the address as set forth on the signature page of this Subscription Agreement.

(g) Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the Subscriber, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

(h) This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by the New York courts and shall be binding upon the Subscriber, the Subscriber’s heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns.

(i) If any provision of this Subscription Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform to such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

(j)  All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.

(k) This Subscription Agreement may be executed in counterparts and by facsimile, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

[Signature Page Follows]

Signature Page for Individuals:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$
Purchase Price	Notes

Print or Type Name	Print or Type Name (Joint-owner)

Signature	Signature (Joint-owner)

Date	Date (Joint-owner)

Social Security Number	Social Security Number (Joint-owner)

Address	Address (Joint-owner)

Email Address	Email- Addresses (Joint-owner)

_______ Joint Tenancy	______ Tenants in Common

Signature Page for Partnerships, Corporations or Other Entities:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$
Total Purchase Price	Notes

Print or Type Name of Entity

Address

Taxpayer I.D. No. (if applicable)	Date

Signature	Print or Type Name and Indicate
Title or Position with Entity

Signature (other authorized signatory)	Print or Type Name and Indicate
Title or Position with Entity

IN WITNESS WHEREOF, the Company has caused this Subscription Agreement to be executed, and the foregoing subscription accepted, as of the date indicated below.

ACTIGA CORPORATION

By:
Name:
Title:

Date: